EXHIBIT 99.1
                                                                    ------------

                         FORM 3 JOINT FILER INFORMATION
                         ------------------------------

The following filers have designated Pardus Capital Management L.P. as the "Designated Filer" for purposes of the attached Form 3.

Name:                              Pardus Capital Management L.P.

Address:                           1001 Avenue of the Americas
                                   Suite 1100
                                   New York, NY 10018

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Suncom Wireless Holdings, Inc. (SCWH.OB)

Dates of Events
Requiring Statement:               05/15/2007

Signature:                         PARDUS CAPITAL MANAGEMENT L.P.

                                   By:  PARDUS CAPITAL MANAGEMENT LLC,
                                        its general partner


                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member


Name:                              Pardus European Special Opportunities Master
                                   Fund L.P.

Address:                           c/o Pardus Capital Management L.P.
                                   1001 Avenue of the Americas
                                   Suite 1100
                                   New York, NY 10018

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Suncom Wireless Holdings, Inc. (SCWH.OB)

Dates of Events
Requiring Statement:               05/15/2007

Signature:                         PARDUS EUROPEAN SPECIAL OPPORTUNITIES
                                   MASTER FUND L.P.

                                   By:  PARDUS CAPITAL MANAGEMENT L.P.,
                                        its investment manager

                                   By:  PARDUS CAPITAL MANAGEMENT LLC,
                                        its general partner



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                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member



Name:                              Pardus Capital Management LLC

Address:                           c/o Pardus Capital Management L.P.
                                   1001 Avenue of the Americas
                                   Suite 1100
                                   New York, NY 10018

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Suncom Wireless Holdings, Inc. (SCWH.OB)

Dates of Events
Requiring Statement:               05/15/2007

Signature:                         PARDUS CAPITAL MANAGEMENT LLC


                                   By: /s/ Karim Samii
                                       --------------------------
                                       Name:  Karim Samii
                                       Title: Sole Member



Name:                              Karim Samii

Address:                           c/o Pardus Capital Management L.P.
                                   1001 Avenue of the Americas
                                   Suite 1100
                                   New York, NY 10018

Designated Filer:                  Pardus Capital Management L.P.

Issuer and Ticker Symbol:          Suncom Wireless Holdings, Inc. (SCWH.OB)

Dates of Events
Requiring Statement:               05/15/2007


Signature:                         By: /s/ Karim Samii
                                       -------------------------
                                       Name:  Karim Samii



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